UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 30, 2008

MINDSPEED TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50499	01-0616769
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

4000 MacArthur Boulevard, East Tower

Newport Beach, California  92660-3095

 (Address of Principal Executive Offices) (Zip Code)

(949) 579-3000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

On July 30, 2008, Mindspeed Technologies, Inc. (the “Company”) entered into separate exchange agreements with certain holders of its existing 3.75% Convertible Senior Notes due 2009 (the “Old Notes”), pursuant to which holders of an aggregate of $15 million of the Old Notes agreed to exchange their Old Notes for $15 million in aggregate principal amount of a new series of 6.50% Convertible Senior Notes due 2013 (the “New Notes”).  The exchanges closed on August 1, 2008.  The Company paid at the closing an aggregate of approximately $115,625 in accrued and unpaid interest on the Old Notes that were exchanged for the New Notes, as well as a $750,000 fee to its financial advisor.  A copy of the form of exchange agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The foregoing description of the exchange agreement is only a summary and is qualified in its entirety by the full text of the form of exchange agreement.

The Company issued the New Notes pursuant to an indenture, dated as of August 1, 2008 (the “Indenture”), between the Company and Wells Fargo Bank, N.A., as trustee.  Following the completion of the exchange, $31 million in aggregate principal amount of the Old Notes remain outstanding.

The New Notes are unsecured senior indebtedness of the Company and bear interest at a rate of 6.50% per annum. Interest is payable on February 1 and August 1 of each year, commencing on February 1, 2009. The New Notes mature on August 1, 2013.  At maturity, the Company will be required to repay the outstanding principal of the New Notes.

The New Notes are convertible at the option of the holders, at any time on or prior to maturity, into shares of the Company’s common stock at a conversion rate initially equal to $4.74 per share of common stock, which is subject to adjustment in certain circumstances.  Upon conversion of the New Notes, the Company generally has the right to deliver to the holders thereof, at the Company’s option, (i) cash, (ii) shares of the Company’s common stock, or (iii) a combination thereof.  The initial conversion price of the New Notes will be adjusted to reflect stock dividends, stock splits, issuances of rights to purchase shares of the Company’s common stock, and upon other events.  If the Company undergoes certain fundamental changes prior to maturity of the New Notes, the holders thereof will have the right, at their option, to require the Company to repurchase for cash some or all of their New Notes at a repurchase price equal to 100% of the principal amount of the New Notes being repurchased, plus accrued and unpaid interest (including additional interest, if any) to, but not including, the repurchase date, or convert the New Notes into shares of the Company’s common stock and, under certain circumstances, receive additional shares of the Company’s common stock in the amount provided in the Indenture.

If there is an event of default on the New Notes, the principal of and premium, if any, on all the New Notes and the interest accrued thereon may be declared immediately due and payable, subject to certain conditions set forth in the Indenture.  An event of default under the Indenture will occur if the Company: (i) is delinquent in making certain payments due under the New Notes; (ii) fails to deliver shares of common stock or cash upon conversion of the New Notes; (iii) fails to deliver certain required notices under the New Notes; (iv) fails, following notice, to cure a breach of a covenant under the New Notes or the Indenture; (v) incurs certain events of default with respect to other indebtedness; or (vi) is subject to certain bankruptcy proceedings or orders.  If the Company fails to deliver certain Securities and Exchange Commission reports to the trustee in a timely manner as required by the Indenture, (x) the interest rate applicable to the New Notes during the delinquency will be increased by 0.25% or 0.50%, as applicable (depending on the duration of the delinquency), and (y) if the required reports are not delivered to the trustee within 180 days after their due date under the Indenture, a holder of the New Notes will generally have the right, subject to certain limitations, to require the Company to repurchase all or any portion of the New Notes then held by such holder.

A copy of the Indenture and the form of New Notes are filed as Exhibits 4.1 and 4.2, respectively, to this report and are incorporated herein by reference.  The foregoing description of the Indenture and the New Notes is only a summary and is qualified in its entirety by the full text of the Indenture and the New Notes.

A copy of the Company’s press release, issued August 4, 2008, announcing the notes exchanges described above, is filed herewith as Exhibit 99.1.

The New Notes were issued in a private offering to qualified institutional buyers pursuant to the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4(2) and Rule 506 thereunder, and the shares of common stock issuable upon conversion of the New Notes in accordance with the Indenture will be issued pursuant to an exemption from the registration requirements of the Securities Act.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above, which is incorporated herein by this reference.

Item 3.02       Unregistered Sales of Equity Securities

See Item 1.01 above, which is incorporated herein by this reference.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

4.1	Indenture, dated as of August 1, 2008, by and between the Company and Wells Fargo Bank, N.A., as Trustee.

4.2	Form of 6.50% Convertible Senior Notes due 2013 (attached as Exhibit A to the Indenture filed herewith as Exhibit 4.1 and incorporated herein by this reference).

10.1	Form of Exchange Agreement, dated as of July 30, 2008, by and between the Company and the holders of the New Notes.

99.1	Press Release of the Company issued August 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.

Date: August 4, 2008	By:	/s/ Brandi R. Steege
Brandi R. Steege
Vice President, Legal, and Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Indenture, dated as of August 1, 2008, by and between the Company and Wells Fargo Bank, N.A., as Trustee.

4.2	Form of 6.50% Convertible Senior Notes due 2013 (attached as Exhibit A to the Indenture filed herewith as Exhibit 4.1 and incorporated herein by this reference).

10.1	Form of Exchange Agreement, dated as of July 30, 2008, by and between the Company and the holders of the New Notes.

99.1	Press Release of the Company issued August 4, 2008.